Exhibit 99.3

The following communication was made to Midland associates on October 17, 2007 by voicemail, e-mail and internal web posting:

ASSOCIATE ANNOUNCEMENT

(8:30 a.m.)         Voicemail / Email / Midcom Posting

To: All Associates

From: John Hayden

You may already be aware of the important news that was released over night regarding an agreement of merger between The Midland Company and Munich Re Group. As you can imagine, I would have preferred to share this news with you personally prior to its release, but securities regulations required us to make this information public prior to the opening of U.S. markets. The purpose of this message is to provide you with additional information regarding this announcement.

As you know, at Midland we are always looking for ways to serve our business partners, expand our business platform and seize a wider variety of market opportunities. Our agreement to merge with Munich Re, one of the most respected insurers in the world, provides the opportunity to accomplish these objectives more quickly. All company operations are included in the merger.

I know this news will take some time to digest, but let me assure you that this is a very positive and exciting step for the future our business. Joining Munich Re offers a unique opportunity to combine forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform and expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

I’m certain that you will have a number of questions about Munich Re and what this means for you and your co-workers. The attached “Associate Questions” document provides you with answers to a number of questions that we are able to answer today. It also shows you the questions we will be working to answer in the days to come and describes the process for submitting additional questions.

In order to make sure that news and information gets to you on a timely basis, I have assigned a team to facilitate communications throughout the transition. This team has established a process that will include periodic updates from management, a section on Midcom devoted to answering the most frequently asked questions, and talking points to help associates answer questions from external partners and policyholders.

I have scheduled a series of Town Hall meetings for this afternoon to talk with associates and address initial questions and concerns. The meeting schedule and dial-in information for associates who work outside the home office is attached (will be attached to the email you are receiving and posted on Midcom). Please work with your supervisor to schedule time to attend one of these meetings.

As this process unfolds, I ask all of you to remain focused on the important work you do each day. I am counting on you to continue the efforts that have made The Midland Company great.

John

Because many of you are shareholders of the company, you will have the opportunity to vote on the merger. Any time the management team or I speak with shareholders, our communications may be considered by the SEC to be a solicitation of your vote on the transaction. As a result, I am required to refer you to the proxy materials that will be filed with the SEC and posted on our web site.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

The following communication was made to certain Midland partners on October 17, 2007 by e-mail, fax and mail:

EXTERNAL PARTNER COVER MEMO

Email, Fax, Mail

To: (Partner Name)

From: (Midland Contact)

I have some exciting news to share with you. Earlier today, Midland released a press announcement that provides important information about the future of Midland and American Modern.

As you know, at Midland (AMIG) we are always looking for ways to serve our business partners, expand our business platform and seize a wider variety of market opportunities. We now have an opportunity to accomplish these objectives more quickly. To that end, we have reached an agreement to merge with Munich Re, one of the most respected insurers in the world. All company operations are included in the merger.

Joining Munich Re offers a unique and exciting opportunity to combine forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform and expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re. Collectively, Midland (AMIG) and Munich Re have the potential to achieve new levels of performance previously not feasible as we learn from each other regarding our respective expertise in the market place, build on these experiences and together present a greater value proposition to the market, our clients and our associates.

There are a number of steps that will have to take place before the merger can be completed, so it’s too early to know exactly how the process will unfold. However, if things go as planned we anticipate that the merger will be completed sometime in the first quarter of 2008. From there, we will work with Munich Re to define a transition process.

You can rely on us to communicate important information as this process unfolds, but please do not hesitate to contact me or any member of my team if you have questions. In the mean time, I would like to take this opportunity to thank you for your partnership. Together, we have made Midland (AMIG) the great company it is today. We look forward to a bright future for our business partners and our company.

Because many of you are shareholders of the company, you will have the opportunity to vote on the merger. Any time the management team or I speak with shareholders, our communications may be considered by the SEC to be a solicitation of your vote on the transaction. As a result, I am required to refer you to the proxy materials that will be filed with the SEC and posted on our web site.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Town Hall Meeting October 17, 2007

Town Hall
Meeting
October 17, 2007
Midland … A Bright Past … A Brilliant Future
A Story of Transformation
• From Auto Finance
• To Consumer Finance
• To Auto, Consumer, and Trailer
• To Mobile Home Finance, Manufacture, Retail,
and Insurance
• To River Transportation
• To Mobile Home/Manufactured Housing Insurance
• To Specialty Personal Lines Insurance
• To Specialty Insurance …

Town Hall Meeting October 17, 2007 A Unique Opportunity • Better Serve Our Business Partners • Expand Our Business Platform • Seize Broader Market Opportunities To …

Town Hall
Meeting
October 17, 2007
To Specialty Insurance …
Important News!
Cincinnati, Ohio, October 17, 2007 – The Midland Company (Nasdaq:
MLAN),
a highly focused provider of specialty insurance products and services, today reported that it has signed a definitive merger agreement with
Munich Re, whereby Munich Re will acquire all of Midland’s outstanding stock. Under the terms of the agreement, stockholders of The Midland
Company will receive $65 in cash per share.  This represents a [12%]
premium above the [October 12,] 2007 closing price of $57.90 and a 55%
premium over Midland’s share price at the start of 2007.  The transaction is expected to be completed in the first half of 2008, subject to shareholder and regulatory approvals, as well as other customary closing conditions.
The Midland Company Signs Definitive
Merger Agreement with Munich Re

Town Hall
Meeting
October 17, 2007
Munich Re:  The End, Or A New Beginning?
• Munich Re Group
• One of the world’s largest reinsurers.
• Operates in all lines of insurance.
• Significant primary insurer in Europe and worldwide,
serving clients from 160 counties.
• 37,000 employees; over 50 locations throughout the world.
• GWP of Approximately $56 billion (US).
• Assets of $324 billion (US).
• Investments of $265 billion (US).
www.munichre.com
A New Beginning …

Town Hall
Meeting
October 17, 2007
Munich Re:  The End, Or A New Beginning?
• Midland / American Modern will join with Munich
Re America to create a new strategic business unit
within the Munich Re Group.
• Munich Re America
• Leading provider of reinsurance in the U.S.
• Strategy for the U.S. operation:  build a dominant
presence in niche primary specialty insurance segments.
• Midland offers an excellent platform to support this
strategy.
A New Beginning …

Town Hall
Meeting
October 17, 2007
How Does This Impact Me?
• Munich Re intends for us to continue to do those
things that have made us successful in the past.
In other words, business as usual
• We will continue to work on the projects and
initiatives that are key to our future.
The answer to that question today is …
very little, if at all.

Town Hall
Meeting
October 17, 2007
How Will This Impact Jobs?
• Recognizes the vast intellectual capital and experience
of our strong management team and highly skilled
associates.
• Will leverage the synergies on the revenue side of the
relationship as opposed to the cost side.
• Doesn’t expect the merger to lead to job cuts at
Midland/American Modern.
• Because M/G’s business is not core to Munich Re, we
are working with them to explore options.
Munich Re . . .

Town Hall
Meeting
October 17, 2007
Will Operations Continue in the Home Office?
Midland / American Modern will
operate as an independent member
of the Munich Re America Group.
Munich Re has made no plans to
alter, move, or discontinue the
Cincinnati-based operations of the
company.
Yes!

Town Hall
Meeting
October 17, 2007
Why Is This Good For Midland?
• A unique opportunity to join forces with one of the largest and best run insurance companies in the world.
• Will leverage our specialty P&C expertise and our
product and distribution platform to expand in ways that
may not have been possible without an organization like
Munich Re.
Munich Re . . .

Town Hall
Meeting
October 17, 2007
Why Is This Good For Munich Re?
• Will be a significant enabler for executing Munich Re’s
primary insurance strategy.
• Represents a cornerstone in the development of Munich
Re America’s primary insurance operations in the U.S.
market.
• Will allow Munich Re to transform its U.S. business into a formidable competitor and a recognized specialty
markets player.
Midland . . .

Town Hall
Meeting
October 17, 2007
Midland and Munich Re …
The whole is
The whole is
greater than the
greater than the
sum of its parts.
sum of its parts.
Synergies on the Revenue Side
• Midland’s ability to cross-sell
• Enhanced product development capabilities

Town Hall
Meeting
October 17, 2007
How Will The Transition Work?
• A number of steps will have to take place before the
merger can be completed.
• Anticipate that the merger will be completed
sometime in the first half of 2008.
• Will work with Munich Re to define a transition
process.

Town Hall
Meeting
October 17, 2007
Shareholder Information
Because many of you are shareholders of the
company, you will have the opportunity to vote
on the merger.  Any time the management team
or I speak with shareholders our communications
may be considered by the SEC to be a
solicitation of your vote on the transaction.  As a
result, I am required to refer you to the proxy
materials that will be filed with the SEC and
posted on our web site.

Town Hall Meeting October 17, 2007 How Will We Communicate? • Communications Team • Regular Updates • Special Section on Midcom • Frequently Asked Questions • Talking Points

Town Hall Meeting October 17, 2007 Questions? Ask Away!

Town Hall Meeting October 17, 2007 A Powerful Combination! Thank You!

The following are talking points conveyed by Midland to its associates, business partners, agents and others on October 17, 2007.

TALKING POINTS

Supervisors & Managers : Associates

•	You may already be aware of the important news that was released over night regarding an agreement of merger between The Midland Company and Munich Re Group.

•

As you can imagine, we would have preferred to share this news with you personally prior to its public release, but the securities laws required the Company to make this information public prior to the opening of U.S. markets. The purpose of this meeting is to provide you with additional information regarding this announcement.

•

As you know, at Midland we are always looking for ways to serve our business partners, expand our business platform and seize a wider variety of market opportunities. Our agreement to merge with Munich Re, one of the most respected (re)insurers in the world, provides the opportunity to accomplish these objectives more quickly. All company operations are included in the merger.

•

Although I know this news will take some time to digest, I feel that this is a very positive and exciting step for the future our business. Collectively, Midland and Munich Re have the potential to achieve new levels of performance previously not feasible as we learn from each other regarding our respective expertise in the market place, build on these experiences and together present a greater value proposition to the market, our clients and our associates.

•	I know that you will have a number of questions. While we do not have answers to all of the questions you’re likely to have today, there are a few that I can answer:

-	Who is Munich Re?
•	The Munich Re Group is one of the world’s largest (re)insurers and a significant primary insurer in Europe and worldwide, serving clients from 160 countries.
•	The company has approximately 37,000 employees in over 50 locations throughout the world and operates in all lines of insurance.

-	How do we fit into Munich Re?
•

Munich Re America (MRAm), the organization that Midland will join with to create a new strategic business unit within Munich Re, is a leading provider of (re)insurance in the U.S. MRAm currently writes in select special commercial lines insurance segments.

•	MRAm recently reported that its strategy in the U.S. includes expanding its insurance business to build a dominant presence in niche primary specialty insurance segments.
•	Since AMIG is primarily focused on specialty personal lines, there is limited overlap in either products or distribution with the MRAm insurance companies.
•	The combination of the two companies, with the potential revenue synergies, should allow for greater growth potential than the two companies could achieve separately.

-	Now for the $64,000 question: “how does this impact me?”
•	Munich Re intends for us to continue to operate our business to the same high professional level as we always have.
•	This means that we will continue to work on the projects and initiatives we have identified as being key to our future with the team in place today.

TALKING POINTS

-	How will this impact jobs in the company?
•

Jobs are never guaranteed, but Munich Re recognizes that the vast intellectual capital and experience of our strong management team and highly skilled associates are vital to the success of the organization. They have indicated that they are committed to retaining the vast majority of our talented team. As a result, we do not anticipate any significant impact on jobs within the Midland/American Modern organization. In fact, there may well be opportunities for growth.

•

As it relates to M/G, the future is going to be somewhat different. Federal law prohibits a foreign-based company from operating a U.S. barge company. We are working with Munich Re to explore options as they relate to M/G.

-	Will operations continue in the Home Office?
•	Munich Re has made no plans to alter, move or discontinue the Cincinnati-based operations of the company.

-	Why is this good for Midland?
•

The merger with Munich Re offers a unique opportunity to join forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform to expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

•

Our platform, combined with the financial strength and diverse risk expertise of Munich Re, will allow us to better serve our existing policyholders and distribution partners while expanding in both new and existing select specialty market niches.

-	Why is this good for Munich Re?
•	Munich Re views the merger with Midland as a strategic move that will transform its US primary insurance business into a formidable competitor and a recognized specialty markets player.
•

Midland represents a cornerstone in the development of Munich Re America’s primary insurance operations in the US market and a significant enabler for executing its primary insurance strategy. This is a major step towards realizing their long-term goal of becoming a leader in the US specialty markets insurance business.

-	How will the transition work? When will it be completed?
•

There are a number of steps that will have to take place before the merger can be completed, so it’s too early to know exactly how the process will unfold. However, if things go as planned we anticipate that the merger will be completed sometime in the first quarter of 2008.

•	From there, we will work with Munich Re to define a transition process.

•

Because many of you are shareholders of the company, you will have the opportunity to vote on the merger. Any time the management team or I speak with shareholders, our communications may be considered by the SEC to be a solicitation of your vote on the transaction. As a result, I am required to refer you to the proxy materials that will be filed with the SEC and posted on our web site.

TALKING POINTS

How will the company communicate with associates?

•

In order to make sure that news and information gets to you on a timely basis, a team has been assigned to facilitate communications throughout the transition. This team has established a process that will include periodic updates from management, a section on Midcom devoted to answering the most frequently asked questions, and talking points to help associates answer questions from external partners and policyholders.

•	In addition, I will do my best to keep you up to date as new information becomes available.

•

John Hayden has scheduled a series of Town Hall meetings for this afternoon to talk with associates and address initial questions and concerns. The meetings will be held at 1:30, 2:30 and 3:30 here C-101. You should plan to attend the          meeting. Dial-in dial-in information is available for associates who work outside the home office.

What do you need to do?

•

As this process unfolds, the most important thing for you to do is to remain focused on the important work you do each day. Remember, Munich Re intends for us to continue to move forward on a business as usual basis.

TALKING POINTS

Company: Key Business Partners

The talking points below provide responses to questions you may receive. You are not expected to use all of these.

•	I have some exciting news to share with you. Earlier today, Midland released a press announcement that provides important information about the future of Midland and American Modern.

•

As you know, at Midland (AMIG) we are always looking for ways to serve our business partners, expand our business platform and seize a wide variety of market opportunities. We now have an opportunity to accomplish these objectives more quickly.

•	To that end, we have reached an agreement to merge with Munich Re, one of the most respected (re)insurers in the world. All company operations are included in the merger.

•

Joining Munich Re offers a unique and exciting opportunity to combine forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform and expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

•

Collectively, Midland (AMIG) and Munich Re have the potential to achieve new levels of performance previously not feasible as we learn from each other regarding our respective expertise in the market place, build on these capabilities and together present a greater value proposition to the market, our clients and our associates.

•

There are a number of steps that will have to take place before the merger can be completed, so it’s too early to know exactly how the process will unfold. However, if things go as planned we anticipate that the merger will be completed sometime in the first quarter of 2008. From there, we will work with Munich Re to define a transition process.

•	While we do not have answers to all of the questions you may have, there are a few that I can answer:

-	Who is Munich Re?
•	The Munich Re Group is one of the world’s largest (re)insurers and a significant primary insurer in Europe and worldwide, serving clients from 160 countries.
•	The company has approximately 37,000 employees in over 50 locations throughout the world and operates in all lines of insurance.

-	How does Midland (AMIG) fit into Munich Re?
•

Munich Re America (MRAm), the organization that Midland will join with to create a new strategic business unit within Munich Re, is a leading provider of (re)insurance in the U.S. MRAm currently writes in select special commercial lines insurance segments.

•	MRAm recently reported that its strategy in the U.S. includes expanding its insurance business to build a dominant presence in niche primary specialty insurance segments.

TALKING POINTS

•	Since AMIG is primarily focused on specialty personal lines, there is limited overlap in either products or distribution with the MRAm insurance companies.
•	The combination of the two companies, with the potential revenue synergies, should allow for greater growth potential than the two companies could achieve separately.

-	How will this impact the way you work with American Modern?
•	The answer to that question today is not at all. Munich Re intends for us to continue to do those things that have made us successful in the past. In other words, business as usual.
•	This means that we will continue to work with our business partners as we always have and will continue the projects and initiatives we have identified as being key to our future.
•	We anticipate that joining Munich Re will enable us to offer an even broader platform of products and services to our business partners.

-	Why is this good for Midland?
•

The merger with Munich Re offers a unique opportunity to join forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform to expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

•

Our platform, combined with the financial strength and diverse risk expertise of Munich Re, will allow us to better serve our existing policyholders and distribution partners while expanding in both new and existing select specialty market niches.

-	Why is this good for Munich Re?
•	Munich Re views the merger with Midland as a strategic move that will transform its US primary insurance business into a formidable competitor and a recognized specialty markets player.
•

Midland represents a cornerstone in the development of Munich Re America’s primary insurance operations in the US market and a significant enabler for executing its primary insurance strategy. This is a major step towards realizing their long-term goal of becoming a leader in the US specialty markets insurance business.

•	You can rely on us to communicate important information as this process unfolds, but please do not hesitate to contact me or any member of my team if you have questions.

•

In the mean time, I would like to take this opportunity to thank you for your partnership. Together, we have made Midland (AMIG) what it is today. We look forward to a bright future for our business partners and our company.

•

Because many of you are shareholders of the company, you will have the opportunity to vote on the merger. Any time the management team or I speak with shareholders, our communications may be considered by the SEC to be a solicitation of your vote on the transaction. As a result, I am required to refer you to the proxy materials that will be filed with the SEC and posted on our web site.

TALKING POINTS

Associates : Agents, CSRs & Policyholders (Response to Phone Inquiries)

The talking points below provide responses to questions you may receive. You are not expected to use all of these.

•

Midland (AMIG) has reached an agreement to merge with Munich Re, one of the most respected (re)insurers in the world. The sale of the company will include all of the Midland family of companies, including American Modern and M/G Transport.

•

Joining Munich Re offers a unique and exciting opportunity to combine forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform and expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

•

There are a number of steps that will have to take place before the merger can be completed, so it’s too early to know exactly how the process will unfold. However, if things go as planned we anticipate that the merger will be completed sometime in the first quarter of 2008. From there, we will work with Munich Re to define a transition process.

•	You can rely on us to communicate important information as this process unfolds, but please do not hesitate to contact me or any member of our team if you have questions.

•	While we do not have answers to all of the questions you may have, there are a few that I can answer:

-	Who is Munich Re?
•	The Munich Re Group is one of the world’s largest (re)insurers and a significant primary insurer in Europe and worldwide, serving clients from 160 countries.
•	The company has approximately 37,000 employees in over 50 locations throughout the world and operates in all lines of insurance.

-	How does Midland (AMIG) fit into Munich Re?
•

Munich Re America (MRAm), the organization that Midland will join with to create a new strategic business unit within Munich Re, is a leading provider of (re)insurance in the U.S. MRAm currently writes in select special commercial lines insurance segments.

•	MRAm recently reported that its strategy in the U.S. includes expanding its insurance business to build a dominant presence in niche primary specialty insurance segments.
•	Since AMIG is primarily focused on specialty personal lines, there is limited overlap in either products or distribution with the MRAm insurance companies.
•	The combination of the two companies, with the potential revenue synergies, should allow for greater growth potential than the two companies could achieve separately.

-	How will this impact the way you work with American Modern?
•	The answer to that question today is not at all. Munich Re intends for us to continue to do those things that have made us successful in the past. In other words, business as usual.

TALKING POINTS

•	This means that we will continue to work with our business partners as we always have and will continue the projects and initiatives we have identified as being key to our future.
•	We anticipate that joining Munich Re will enable us to offer an even broader platform of products and services to our business partners.

-	How will this impact jobs in the company?
•

Jobs are never guaranteed, but Munich Re has indicated that they are committed to retaining the vast majority of our team. As a result, we do not anticipate any significant impact on jobs within the Midland/American Modern organization. In fact, there may well be opportunities for growth.

-	Why is this good for Midland?
•

The merger with Munich Re offers a unique opportunity to join forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform to expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re.

•

Our platform, combined with the financial strength and diverse risk expertise of Munich Re, will allow us to better serve our existing policyholders and distribution partners while expanding in both new and existing select specialty market niches.

-	Why is this good for Munich Re?
•	Munich Re views the merger with Midland as a strategic move that will transform its US primary insurance business into a formidable competitor and a recognized specialty markets player.
•

Midland represents a cornerstone in the development of Munich Re America’s primary insurance operations in the US market and a significant enabler for executing its primary insurance strategy. This is a major step towards realizing their long-term goal of becoming a leader in the US specialty markets insurance business.

•

Because many of you are shareholders of the company, you will have the opportunity to vote on the merger. Any time the management team or I speak with shareholders, our communications may be considered by the SEC to be a solicitation of your vote on the transaction. As a result, I am required to refer you to the proxy materials that will be filed with the SEC and posted on our web site.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Midland posted the following communication on its internal website on October 17, 2007.

MUNICH RE

The Munich Re Group, headed by Munich Reinsurance Company of Munich, Germany, is one of the world’s largest reinsurers and a significant primary insurer in Europe and worldwide, serving clients in 160 countries. The company has approximately 37,000 employees in over 50 locations throughout the world and operates in all lines of insurance. The Company was founded in 1880 and its first U. S. branch opened in 1899.

Munich Re America Corporation (MRAC), the organization that we will join with to create a new strategic business unit within Munich Re, is the corporation’s largest reinsurance subsidiary and a leading provider of reinsurance in the U.S. Through its subsidiaries, MRAC writes treaty and facultative reinsurance and insurance, and provides related services to insurance companies, other large businesses, government agencies, pools and other self-insurers.

With gross written premiums of $37.4 Euro (approximately $56 billion US), a return on equity of 14.2%, a combined ratio for property/casualty of 90.8%, and earnings of $3.5B Euro, Munich Re is one of the world’s largest risk carriers. Their business covers the whole value-added chain in insurance and reinsurance, and they are also active in the field of asset management. Munich Re experienced record net income in 2006 for the third consecutive year, thanks to both underwriting and investment income. It is estimated that they control 1/7 of the global reinsurance market share and they have earned an A+ rating from A. M Best.

“Munich Re: A Great Place to Work” … an award they earned as they were recently ranked among Germany’s top 50 companies. Munich Re is committed to creating optimum working conditions for its employees worldwide. Credibility, respect, fairness, pride and team spirit are the five criteria on which employees are held accountable. These, together, with a strong personal identification with the job and with the Group and an uncompromising pursuit of excellence, are the principles that shape Munich Re’s corporate culture. The fact that Munich Re has enjoyed a consistently low turnover rate (2.8% in 2006) for many years proves that they are an extremely attractive employer. “Management and staff are bound by ties of fairness and loyalty. Everyone plays a part in creating harmony between words and deeds, objectives and results.”

http://sustainability.munichre.com/

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Midland posted the following communication on its internal web site on October 17, 2007.

ASSOCIATE QUESTIONS

Day 1 Questions

There are many questions you will have as we go through the transition process. The questions we can today are provided below. We are developing a list of additional questions that we will answer in the coming weeks.

In the coming days we will be creating an area on Midcom for you to post your questions and view the answers to all questions. Please watch Midcom for information on how to access this tool.

General Questions

•	Why is the Company being sold? Why now?

As you know, at Midland we are always looking for ways to serve our business partners, expand our business platform and seize a wider variety of market opportunities. The opportunity to join Munich Re will help us to accomplish these objectives more quickly.

•	Who is Munich Re?

The Munich Re Group is one of the world’s largest reinsurers and a significant primary insurer in Europe and worldwide, serving clients from 160 countries. The company has approximately 37,000 employees in over 50 locations throughout the world and operates in all lines of insurance. Munich Re America, the organization that we will join with to create a new strategic business unit within Munich Re, is a leading provider of reinsurance in the U.S.

•	Why is this good for Midland?

The acquisition of our company by Munich Re offers a unique opportunity to join forces with one of the largest and best run insurance companies in the world. It will allow us to take our deep specialty property and casualty industry expertise and our product and distribution platform and expand in ways that may not have been possible without the capital, resources and reputation of an organization like Munich Re. Our platform, combined with the financial strength and diverse risk expertise of Munich Re, will allow us to better serve our existing policyholders and distribution partners while expanding within select specialty markets.

•	Why is this good for Munich Re?

Munich Re views the acquisition of Midland as a strategic move that will transform its US primary insurance business into a formidable competitor and a recognized specialty markets player. Midland represents a cornerstone in the development of Munich Re America’s primary insurance operations in the US market and a significant enabler for executing its primary insurance strategy. This is a major step towards realizing their long-term goal to become a leader in the US specialty markets business.

•	How do we fit into Munich Re?

Munich Re America (MRAm), the organization that Midland will join with to create a new strategic business unit within Munich Re, is a leading provider of (re)insurance in the U.S. MRAm currently writes in select special commercial lines insurance segments. MRAm recently reported that its strategy in the U.S. includes expanding its insurance business to build a dominant presence in niche primary specialty insurance segments.

1

ASSOCIATE QUESTIONS

Since AMIG is primarily focused on specialty personal lines, there is limited overlap in either products or distribution with the MRAm insurance companies. The combination of the two companies, with the potential revenue synergies, should allow for greater growth potential than the two companies could achieve separately.

•	When will the transaction be finalized?

There are a number of steps that will have to take place before the sale can be completed, so it’s too early to know exactly how the process will unfold. However, if things go as planned we anticipate that the transaction will close sometime in the first quarter of 2008. From there, we will work with Munich Re to define a transition process

•	Will jobs be impacted?

Jobs are never guaranteed, but Munich Re recognizes that the vast intellectual capital and experience of our strong management team and highly skilled associates are vital to the success of the organization. They have indicated that they do not expect the acquisition to lead to job cuts at Midland and they are committed to retaining our talented team.

As it relates to M/G, the future is going to be somewhat different. Because M/G’s business is not core to Munich Re, we will be working with them to explore options as they relate to M/G.

•	What is the impact on our benefits?

As of today, there are no changes to our benefits. Our Benefits team will work with Munich Re in the months to come to address specific benefits issues.

•	Will operations continue in the Home Office?

Yes. Munich Re has made no plans to alter, move or discontinue the Cincinnati-based operations of the company.

•	How will the acquisition impact the projects and initiatives we are working on, as well as our day-to-day work?

Very little. Munich Re intends for us to continue to do those things that have made us successful in the past. In other words, it’s business as usual. This means that we will continue to work on the projects and initiatives we have identified as being important to our future.

•	What is the sale price of our stock?

Stockholders will receive $65 in cash per share.

•	What is the status of any Company Stock I own?

All outstanding stock will be purchased and cashed out by Munich Re

Communications

•	How will the company keep us informed about what is happening?

A team has been assigned to facilitate communications throughout the transition. This team has established a process that will include regular/scheduled updates from management, a section on Midcom devoted to answering your most frequently asked questions, and talking points to help you answer questions from external partners and policyholders.

2

ASSOCIATE QUESTIONS

•	When will information be available on Midcom?

Over the next 2-3 days we will designate a special section on Midcom to provide information, updates, talking points and answers to the most frequently asked questions.

•	Is there information the Company will not share?

Because we are a publicly traded company, from time to time there may be information that we are legally restricted from sharing. Be assured that we will share what ever we can as soon as we can.

•	Who should I talk to if I have questions?

If your questions are related to the transaction, please reference the materials provided on Midcom. Questions about benefits can also be found on Midcom or by calling the HR&L Benefits group. If your questions have to do with work-related issues, your manager or Leadership board member is the best source.

•	What can I say about this to people outside the company—family, friends, etc.?

You should use your good judgment when sharing information with individuals outside the Company. However, in general, written information you receive from the Company is public and may be shared. However, you should not speculate about anything that may happen, and of course any information noted as confidential may not be shared with anyone else.

•	What do we say to our policyholders?

Our policyholders will need factual information as any relevant changes are implemented. It is important not to speculate. Instead, please refer to the talking points we have provided on Midcom. These talking points will be updated as changes occur and more specific information becomes available. Please see the designated section on Midcom.

•	What do we say to our business partners?

Our business partners will need factual, timely information as the transition process occurs. It is important not to speculate. Instead, please refer to the talking points we have provided on Midcom. These talking points will be updated as changes occur and more specific information becomes available. Please see the designated section on Midcom.

•	What should I do if I get a call from the press?

If you receive a call from the press, you should not make any comment. Instead, please direct any calls to Alisa Poe in Corporate Administration, ext. 6813.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

3